November 11, 2024 Luminar Expands Business with Two Global Automakers and Reports Third Quarter 2024 Business Update Announces new business, ramps production with Volvo Cars, and generates first Luminar Halo point cloud ORLANDO, Fla.--(BUSINESS WIRE)-- Today, Luminar (NASDAQ: LAZR), a leading global automotive technology company, provided its quarterly business update and financial results for the third quarter of 2024. These results and related commentary were published in a Presentation that was published on its Investor Relations website at https://investors.luminartech.com. “Today nearly every major automaker has LiDAR planned into their roadmaps, and our commercial growth this quarter is a testament to both our technical leadership and ability to execute to global automaker standards,” said Austin Russell, Founder and CEO of Luminar. “This quarter, we’ve further restructured Luminar to withstand near-term headwinds facing the industry so we are better positioned to capitalize on the long-term value in this trillion- dollar industry.” Key Q3 2024 Business Highlights: Additional Model Win with Volvo Cars With the Volvo EX90 now being delivered to customers, Luminar has been selected to be featured as standard equipment on an additional model in the Volvo Cars line-up. This demonstrates Volvo Cars’ commitment to safety, endorsing both Luminar’s leadership in LiDAR as well as the company’s ability to execute and industrialize at scale. New Advanced Development Contract with a Major Japanese Automaker This contract marks the next phase in the company’s collaboration on the OEM’s next-generation ADAS system using Luminar’s LiDAR, as well as paid development of new software capabilities. This highlights Luminar’s role as a key enabler for next-generation ADAS and AD systems, demonstrating the company’s global leadership in LiDAR and development of AI software. Ramping Series Production Globally with the Volvo EX90 Luminar continues to meet all key deliverables for the Volvo EX90 production ramp, shipping more product in Q3 than the past three quarters combined. First global deliveries completed in Q3 as Volvo Cars begins to ramp outside the US. Major Milestone for Luminar Halo: First Point Cloud Successfully proves industry-leading long range LiDAR data fidelity for improved safety and autonomous capabilities, at a fraction of the cost and size. While Iris was designed to kick off a new era of safety and autonomy, Luminar Halo is designed to accelerate mass adoption of our technology. Early Results of Cost Actions with Improved Operational and Financial Efficiency Q3’24 Non-GAAP free cash flow improved substantially (~$20M) compared to the prior quarter, and the company expects to see continued improvement in Q4’24 following recent cost-cutting actions including a headcount reduction in non- technical roles. Similarly, Q3’24 GAAP Operating Cash Flow improved significantly (~$20M) vs. Q2’24. Webcast Details: Founder and CEO Austin Russell and CFO Tom Fennimore will host a video webcast, featuring a business update followed by a live Q&A session. What: Video webcast featuring quarterly business update, Q3 financials and live Q&A Date: Today, November 11, 2024 Time: 5:00 p.m. EST (2:00 p.m. PST) Where: https://www.luminartech.com/quarterlyreview A replay will be available following the conclusion of the webcast. For additional information or to be added to Luminar's investor distribution list, please visit us at https://investors.luminartech.com/ir-resources/email-alerts. Footnote: [1] Various Luminar software capabilities are still in development and have not achieved "technology feasibility" or "production ready" status. Notice of Late Filing The Company expects to file a notification of late filing on Form 12b-25 with the SEC, which will provide an automatic 5-day extension of the filing deadline for its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 (the “Quarterly Report”), to November 18, 2024. The Company requires additional time to complete the quarter-end review due to the complexity of the analysis relating to the previously announced convertible notes exchange transaction consummated in August 2024. The Company expects to file the Quarterly Report as soon as practicable within the 5-day extension period. Non-GAAP Financial Measures In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release contains certain non-GAAP financial measures and certain other metrics. Non-GAAP financial measures and these other metrics do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures and metrics presented by other companies. Luminar considers these non-GAAP financial measures and metrics to be important because they provide useful measures of the operating performance of the company, exclusive of factors that do not directly affect what we consider to be our core operating performance, as well as unusual events. The company’s management uses these measures and metrics to (i) illustrate underlying trends in the company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the Company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures and metrics are presented only as supplemental information for purposes of understanding the company’s operating results. The non-GAAP financial measures and metrics should not be considered a substitute for financial information presented in accordance with GAAP. This release includes non-GAAP financial measures, including non-GAAP free cash flow. Free cash flow is defined as operating cash flow less capital expenditures. Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “aims,” “believe,” “may,” “will,” “estimate,” “set,” “continue,” “towards,” “anticipate,” “intend,” “expect,” “should,” “would,” “forward,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are based on expectations and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including that next- generation sensors and software will be developed successfully or will accelerate automaker adoption, that new automaker agreements will develop successfully into product launches, and that cost reduction efforts will continue to result in improved operational and financial efficiency, including projected free cash flow generation. More information on these risks and other potential factors that could affect the Company’s business is included in the Company’s periodic filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most reports on Form 10-K and Form 10-Q. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date they are made. About Luminar Luminar is a global automotive technology company ushering in a new era of vehicle safety and autonomy. For the past decade, Luminar has built an advanced hardware and software/AI platform to enable its various partners, ranging from Volvo Cars and Mercedes- Benz to NVIDIA and Mobileye, to develop and deploy the world's most advanced passenger vehicles. Following the launch of the Volvo EX90 as the first global production vehicle to standardize its technology, Luminar is poised to lead the industry in enabling next- generation safety and autonomous capabilities for global production vehicles. For more information please visit www.luminartech.com. View source version on businesswire.com: https://www.businesswire.com/news/home/20241111752813/en/ Investor Relations: Aileen Smith Investors@luminartech.com Media Relations: Milin Mehta Press@luminartech.com Source: Luminar